                                                                       EXHIBIT 4


                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Centennial HealthCare Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated: March 6, 2000                    WARBURG, PINCUS EQUITY
                                        PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director


                                        WARBURG, PINCUS & CO.


                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director


                                        E.M. WARBURG, PINCUS & CO., LLC

                                        By:      Warburg, Pincus &
                                                 Co., General Partner

                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director


                                        WARBURG, PINCUS
                                        NETHERLANDS EQUITY
                                        PARTNERS I, C.V.

                                        By: Warburg, Pincus &
                                            Co., General Partner

                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director

                                        WARBURG, PINCUS
                                        NETHERLANDS EQUITY
                                        PARTNERS II, C.V.

                                        By: Warburg, Pincus &
                                            Co., General Partner

                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director


                                        WARBURG, PINCUS
                                        NETHERLANDS EQUITY
                                        PARTNERS III, C.V.

                                        By: Warburg, Pincus &
                                            Co., General Partner

                                        By: /s/ Joel Ackerman
                                            ------------------------------
                                            Managing Director


                                        HILLTOPPER HOLDING CORP.


                                        By: /s/ David Wenstrup
                                            ------------------------------
                                            Vice President


                                        HILLTOPPER ACQUISITION CORP.


                                        By: /s/ David Wenstrup
                                            ------------------------------
                                            Vice President


                                        WELSH, CARSON, ANDERSON &
                                        STOWE VI, L.P.


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact

                                        WCAS CAPITAL PARTNERS II, L.P.


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact


                                        WCAS HEALTHCARE PARTNERS, L.P.


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact


                                        WCAS VI PARTNERS, L.P.


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact


                                        WCAS CP II PARTNERS


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact


                                        WCAS HP PARTNERS, L.P.


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact

                                        SOUTH ATLANTIC VENTURE FUND II,
                                        LIMITED PARTNERSHIP


                                        By:  South Atlantic Venture
                                             Partners II,
                                             Limited Partnership,
                                             General Partner

                                        By: /s/ Donald W. Burton
                                            ------------------------------
                                            Partner


                                        SOUTH ATLANTIC VENTURE FUND III,
                                        LIMITED PARTNERSHIP


                                        By:   South Atlantic Venture
                                              Partners III,
                                              Limited Partnership,
                                              General Partner


                                        By: /s/ Donald W. Burton
                                            ------------------------------
                                            Partner


                                        THE BURTON PARTNERSHIP,
                                        LIMITED PARTNERSHIP


                                        By: /s/ Donald W. Burton
                                            ------------------------------
                                            Partner

                                        /s/ J. Stephen Eaton
                                        ------------------------------
                                        J. Stephen Eaton


                                        /s/ Lawrence W. Lepley, Jr.
                                        ------------------------------
                                        Lawrence W. Lepley, Jr.


                                        /s/ Alan C. Dahl
                                        ------------------------------
                                        Alan C. Dahl


                                        /s/ Kent C. Fosha, Sr.
                                        ------------------------------
                                        Kent C. Fosha, Sr.


                                        Patrick J. Welsh
                                        Russell L. Carson
                                        Bruce K. Anderson
                                        Andrew M. Paul
                                        Thomas E. McInerney
                                        Robert A. Minicucci
                                        Paul B. Queally


                                        By: /s/ William J. Hewitt
                                            ------------------------------
                                        Name:  William J. Hewitt
                                        Title: Attorney-in-Fact